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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): September 10, 2001
                              (September 7, 2001)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                1-983                                     25-0687210
       (Commission File Number)               (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                  46545-3440
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:      219-273-7000
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on September 7, 2001 confirming credit agreement discussions. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated September 7, 2001.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  September 10, 2001        By:  /s/ Kirk A. Sobecki
                                      -------------------
                                      Kirk A. Sobecki
                                      Corporate Controller
                                      (Chief Accounting Officer)